Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2021
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2021 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2021 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2021	2021	2021	2020	2020	2021	2020			2021 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2021	2020	2020
Income Statement
Net interest income	$6,156	$5,743	$5,822	$5,873	$5,555	7%	11%	$17,721	$17,040	4%
Non-interest income	1,674	1,631	1,291	1,464	1,826	3	(8)	4,596	4,146	11
Total net revenue(1)	7,830	7,374	7,113	7,337	7,381	6	6	22,317	21,186	5
Provision (benefit) for credit losses	(342)	(1,160)	(823)	264	331	(71)	**	(2,325)	10,000	**
Non-interest expense:
Marketing	751	620	501	563	283	21	165	1,872	1,047	79
Operating expense	3,435	3,346	3,239	3,446	3,265	3	5	10,020	10,000	—
Total non-interest expense	4,186	3,966	3,740	4,009	3,548	6	18	11,892	11,047	8
Income from continuing operations before income taxes	3,986	4,568	4,196	3,064	3,502	(13)	14	12,750	139	**
Income tax provision (benefit)	882	1,031	869	496	1,096	(14)	(20)	2,782	(10)	**
Income from continuing operations, net of tax	3,104	3,537	3,327	2,568	2,406	(12)	29	9,968	149	**
Loss from discontinued operations, net of tax	—	(1)	(2)	(2)	—	**	—	(3)	(1)	**
Net income	3,104	3,536	3,325	2,566	2,406	(12)	29	9,965	148	**
Dividends and undistributed earnings allocated to participating securities(2)	(26)	(30)	(28)	(19)	(20)	(13)	30	(84)	(5)	**
Preferred stock dividends	(79)	(60)	(61)	(68)	(67)	32	18	(200)	(212)	(6)
Issuance cost for redeemed preferred stock(3)	(12)	—	—	(17)	—	**	**	(12)	(22)	(45)
Net income (loss) available to common stockholders	$2,987	$3,446	$3,236	$2,462	$2,319	(13)	29	$9,669	$(91)	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$6.81	$7.65	$7.06	$5.36	$5.07	(11)%	34%	$21.53	$(0.20)	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	—	**
Net income (loss) per basic common share	$6.81	$7.65	$7.06	$5.36	$5.07	(11)	34	$21.52	$(0.20)	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$6.78	$7.62	$7.03	$5.35	$5.06	(11)%	34%	$21.45	$(0.20)	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	—	**
Net income (loss) per diluted common share	$6.78	$7.62	$7.03	$5.35	$5.06	(11)	34	$21.44	$(0.20)	**
Weighted-average common shares outstanding (in millions):
Basic	438.8	450.6	458.6	459.1	457.8	(3)%	(4)%	449.2	457.4	(2)%
Diluted	440.5	452.3	460.1	460.2	458.5	(3)	(4)	450.9	457.4	(1)
Common shares outstanding (period-end, in millions)	430.4	446.1	456.8	459.0	457.4	(4)	(6)	430.4	457.4	(6)
Dividends declared and paid per common share	$1.20	$0.40	$0.40	$0.10	$0.10	**	**	$2.00	$0.90	122
Tangible book value per common share (period-end)(4)	99.60	97.20	90.96	88.34	83.67	2	19	99.60	83.67	19

						2021 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions)	2021	2021	2021	2020	2020	2021	2020			2021 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2021	2020	2020
Balance Sheet (Period-End)
Loans held for investment	$261,390	$249,597	$243,131	$251,624	$248,223	5%	5%	$261,390	$248,223	5%
Interest-earning assets	387,208	387,295	392,485	388,917	390,040	—	(1)	387,208	390,040	(1)
Total assets	425,377	423,420	425,175	421,602	421,883	—	1	425,377	421,883	1
Interest-bearing deposits	269,134	271,314	276,325	274,300	276,092	(1)	(3)	269,134	276,092	(3)
Total deposits	305,938	306,308	310,328	305,442	305,725	—	—	305,938	305,725	—
Borrowings	37,501	36,343	38,450	40,539	42,795	3	(12)	37,501	42,795	(12)
Common equity	57,632	58,136	56,341	55,356	53,093	(1)	9	57,632	53,093	9
Total stockholders’ equity	63,544	64,624	61,188	60,204	58,424	(2)	9	63,544	58,424	9
Balance Sheet (Average Balances)
Loans held for investment	$253,101	$246,463	$243,937	$247,689	$249,511	3%	1%	$247,867	$255,232	(3)%
Interest-earning assets	387,766	390,129	388,572	388,252	391,451	(1)	(1)	388,820	375,041	4
Total assets	424,506	424,099	421,808	420,011	422,854	—	—	423,457	408,233	4
Interest-bearing deposits	269,278	273,476	273,358	274,142	276,339	(2)	(3)	272,022	259,631	5
Total deposits	305,035	308,217	305,056	304,513	305,516	(1)	—	306,102	286,242	7
Borrowings	37,464	37,054	39,911	40,662	44,161	1	(15)	38,134	48,577	(21)
Common equity	58,230	56,885	55,775	54,220	51,995	2	12	56,972	52,529	8
Total stockholders’ equity	64,682	62,376	60,623	59,389	57,223	4	13	62,575	57,802	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2021 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2021	2021	2021	2020	2020	2021		2020				2021 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2021	2020	2020
Performance Metrics
Net interest income growth (period over period)	7%	(1)%	(1)%	6%	2%	**		**		4%	(1)%	**
Non-interest income growth (period over period)	3	26	(12)	(20)	67	**		**		11	7	**
Total net revenue growth (period over period)	6	4	(3)	(1)	13	**		**		5	—	**
Total net revenue margin(5)	8.08	7.56	7.32	7.56	7.54	52	bps	54	bps	7.65	7.53	12	bps
Net interest margin(6)	6.35	5.89	5.99	6.05	5.68	46		67		6.08	6.06	2
Return on average assets	2.92	3.34	3.16	2.45	2.28	(42)		64		3.14	0.05	309
Return on average tangible assets(7)	3.03	3.46	3.27	2.54	2.36	(43)		67		3.25	0.05	320
Return on average common equity(8)	20.52	24.24	23.22	18.18	17.84	(372)		268		22.64	(0.23)	23%
Return on average tangible common equity(9)	27.50	32.75	31.61	25.02	24.98	(5)%		252		30.57	(0.32)	31
Non-interest expense as a percentage of average loans held for investment	6.62	6.44	6.13	6.47	5.69	18	bps	93		6.40	5.77	63	bps
Efficiency ratio(10)	53.46	53.78	52.58	54.64	48.07	(32)		5%		53.29	52.14	115
Operating efficiency ratio(11)	43.87	45.38	45.54	46.97	44.24	(151)		(37)	bps	44.90	47.20	(230)
Effective income tax rate for continuing operations	22.1	22.6	20.7	16.2	31.3	(50)		(9)%		21.8	(7.2)	29%
Employees (period-end, in thousands)	50.8	52.0	51.7	52.0	52.5	(2)%		(3)		50.8	52.5	(3)
Credit Quality Metrics
Allowance for credit losses	$11,573	$12,346	$14,017	$15,564	$16,129	(6)%		(28)%		$11,573	$16,129	(28)%
Allowance coverage ratio	4.43%	4.95%	5.77%	6.19%	6.50%	(52)	bps	(207)	bps	4.43%	6.50%	(207)	bps
Net charge-offs	$426	$541	$740	$856	$1,073	(21)%		(60)%		$1,707	$4,369	(61)%
Net charge-off rate(12)	0.67%	0.88%	1.21%	1.38%	1.72%	(21)	bps	(105)	bps	0.92%	2.28%	(136)	bps
30+ day performing delinquency rate	1.97	1.75	1.82	2.41	1.97	22		—		1.97	1.97	—
30+ day delinquency rate	2.13	1.89	1.98	2.61	2.22	24		(9)		2.13	2.22	(9)
Capital Ratios(13)
Common equity Tier 1 capital	13.8%	14.5%	14.6%	13.7%	13.0%	(70)	bps	80	bps	13.8%	13.0%	80	bps
Tier 1 capital	15.7	16.6	16.2	15.3	14.8	(90)		90		15.7	14.8	90
Total capital	18.2	18.8	18.6	17.7	17.3	(60)		90		18.2	17.3	90
Tier 1 leverage	12.2	12.4	11.7	11.2	10.6	(20)		160		12.2	10.6	160
Tangible common equity (“TCE”)(14)	10.4	10.6	10.1	10.0	9.4	(20)		100		10.4	9.4	100

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2021 Q3 vs.		Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021	2020			2021 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2021	2020	2020
Interest income:
Loans, including loans held for sale	$6,205	$5,753	$5,854	$5,954	$5,758	8%	8%	$17,812	$18,120	(2)%
Investment securities	317	370	391	422	443	(14)	(28)	1,078	1,455	(26)
Other	16	16	16	15	14	—	14	48	67	(28)
Total interest income	6,538	6,139	6,261	6,391	6,215	6	5	18,938	19,642	(4)
Interest expense:
Deposits	228	237	269	347	476	(4)	(52)	734	1,818	(60)
Securitized debt obligations	29	28	32	34	43	4	(33)	89	198	(55)
Senior and subordinated notes	116	122	129	128	132	(5)	(12)	367	551	(33)
Other borrowings	9	9	9	9	9	—	—	27	35	(23)
Total interest expense	382	396	439	518	660	(4)	(42)	1,217	2,602	(53)
Net interest income	6,156	5,743	5,822	5,873	5,555	7	11	17,721	17,040	4
Provision (benefit) for credit losses	(342)	(1,160)	(823)	264	331	(71)	**	(2,325)	10,000	**
Net interest income after provision for credit losses	6,498	6,903	6,645	5,609	5,224	(6)	24	20,046	7,040	185
Non-interest income:
Interchange fees, net	1,022	1,016	817	818	775	1	32	2,855	2,199	30
Service charges and other customer-related fees	407	384	352	338	320	6	27	1,143	905	26
Net securities gains	2	—	4	—	25	—	(92)	6	25	(76)
Other	243	231	118	308	706	5	(66)	592	1,017	(42)
Total non-interest income	1,674	1,631	1,291	1,464	1,826	3	(8)	4,596	4,146	11
Non-interest expense:
Salaries and associate benefits	1,852	1,781	1,847	1,755	1,719	4	8	5,480	5,050	9
Occupancy and equipment	481	523	472	572	506	(8)	(5)	1,476	1,546	(5)
Marketing	751	620	501	563	283	21	165	1,872	1,047	79
Professional services	358	341	292	394	327	5	9	991	918	8
Communications and data processing	319	315	302	295	310	1	3	936	920	2
Amortization of intangibles	5	5	6	8	14	—	(64)	16	52	(69)
Other	420	381	320	422	389	10	8	1,121	1,514	(26)
Total non-interest expense	4,186	3,966	3,740	4,009	3,548	6	18	11,892	11,047	8
Income from continuing operations before income taxes	3,986	4,568	4,196	3,064	3,502	(13)	14	12,750	139	**
Income tax provision (benefit)	882	1,031	869	496	1,096	(14)	(20)	2,782	(10)	**
Income from continuing operations, net of tax	3,104	3,537	3,327	2,568	2,406	(12)	29	9,968	149	**
Income (loss) from discontinued operations, net of tax	—	(1)	(2)	(2)	—	**	—	(3)	(1)	200
Net income	3,104	3,536	3,325	2,566	2,406	(12)	29	9,965	148	**
Dividends and undistributed earnings allocated to participating securities(2)	(26)	(30)	(28)	(19)	(20)	(13)	30	(84)	(5)	**
Preferred stock dividends	(79)	(60)	(61)	(68)	(67)	32	18	(200)	(212)	(6)
Issuance cost for redeemed preferred stock(3)	(12)	—	—	(17)	—	**	**	(12)	(22)	(45)
Net income (loss) available to common stockholders	$2,987	$3,446	$3,236	$2,462	$2,319	(13)	29	$9,669	$(91)	**

						2021 Q3 vs.		Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021	2020			2021 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2021	2020	2020
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$6.81	$7.65	$7.06	$5.36	$5.07	(11)%	34%	$21.53	$(0.20)	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	—	**
Net income (loss) per basic common share	$6.81	$7.65	$7.06	$5.36	$5.07	(11)	34	$21.52	$(0.20)	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$6.78	$7.62	$7.03	$5.35	$5.06	(11)	34	$21.45	$(0.20)	**
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	—	**
Net income (loss) per diluted common share	$6.78	$7.62	$7.03	$5.35	$5.06	(11)	34	$21.44	$(0.20)	**
Weighted-average common shares outstanding (in millions):
Basic common shares	438.8	450.6	458.6	459.1	457.8	(3)	(4)	449.2	457.4	(2)%
Diluted common shares	440.5	452.3	460.1	460.2	458.5	(3)	(4)	450.9	457.4	(1)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2021 Q3 vs.
	2021	2021	2021	2020	2020	2021	2020
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$5,444	$5,312	$4,670	$4,708	$4,267	2%	28%
Interest-bearing deposits and other short-term investments	21,180	29,534	45,825	35,801	39,839	(28)	(47)
Total cash and cash equivalents	26,624	34,846	50,495	40,509	44,106	(24)	(40)
Restricted cash for securitization investors	234	242	1,779	262	895	(3)	(74)
Securities available for sale	98,149	101,766	99,165	100,445	99,853	(4)	(2)
Loans held for investment:
Unsecuritized loans held for investment	238,475	226,130	219,182	225,698	217,878	5	9
Loans held in consolidated trusts	22,915	23,467	23,949	25,926	30,345	(2)	(24)
Total loans held for investment	261,390	249,597	243,131	251,624	248,223	5	5
Allowance for credit losses	(11,573)	(12,346)	(14,017)	(15,564)	(16,129)	(6)	(28)
Net loans held for investment	249,817	237,251	229,114	236,060	232,094	5	8
Loans held for sale	6,300	6,522	2,896	2,710	3,433	(3)	84
Premises and equipment, net	4,204	4,227	4,277	4,287	4,333	(1)	(3)
Interest receivable	1,418	1,372	1,380	1,471	1,551	3	(9)
Goodwill	14,652	14,654	14,654	14,653	14,648	—	—
Other assets	23,979	22,540	21,415	21,205	20,970	6	14
Total assets	$425,377	$423,420	$425,175	$421,602	$421,883	—	1

						2021 Q3 vs.
	2021	2021	2021	2020	2020	2021	2020
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$241	$301	$288	$352	$332	(20)%	(27)%
Deposits:
Non-interest-bearing deposits	36,804	34,994	34,003	31,142	29,633	5	24
Interest-bearing deposits	269,134	271,314	276,325	274,300	276,092	(1)	(3)
Total deposits	305,938	306,308	310,328	305,442	305,725	—	—
Securitized debt obligations	12,635	10,561	12,071	12,414	13,566	20	(7)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	825	845	842	668	702	(2)	18
Senior and subordinated notes	23,983	24,878	25,467	27,382	28,448	(4)	(16)
Other borrowings	58	59	70	75	79	(2)	(27)
Total other debt	24,866	25,782	26,379	28,125	29,229	(4)	(15)
Other liabilities	18,153	15,844	14,921	15,065	14,607	15	24
Total liabilities	361,833	358,796	363,987	361,398	363,459	1	—

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	35,051	35,472	33,671	33,480	33,793	(1)	4
Retained earnings	48,944	46,461	43,167	40,088	37,653	5	30
Accumulated other comprehensive income	1,360	1,792	1,783	3,494	3,833	(24)	(65)
Treasury stock, at cost	(21,818)	(19,108)	(17,440)	(16,865)	(16,862)	14	29
Total stockholders’ equity	63,544	64,624	61,188	60,204	58,424	(2)	9
Total liabilities and stockholders’ equity	$425,377	$423,420	$425,175	$421,602	$421,883	—	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $123 million in Q3 2021, $175 million in Q2 2021, $180 million in Q1 2021, $177 million in Q4 2020 and $235 million in Q3 2020 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B, which increased our net loss available to common shareholders by $22 million in Q1 2020. On December 1, 2020, we redeemed all outstanding shares of our fixed rate 6.20% non-cumulative perpetual preferred stock Series F, which reduced our net income available to common shareholders by $17 million in Q4 2020. On September 1, 2021, we redeemed all outstanding shares of our fixed-to-floating rate non-cumulative perpetual preferred stock Series E, which reduced our net income available to common shareholders by $12 million in Q3 2021.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q3 2021 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2021 Q3			2021 Q2			2020 Q3
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$260,235	$6,205	9.54%	$249,280	$5,753	9.23%	$250,525	$5,758	9.19%
Investment securities(1)	98,802	317	1.28	100,071	370	1.48	91,777	443	1.93
Cash equivalents and other	28,729	16	0.22	40,778	16	0.16	49,149	14	0.11
Total interest-earning assets	$387,766	$6,538	6.74	$390,129	$6,139	6.29	$391,451	$6,215	6.35
Interest-bearing liabilities:
Interest-bearing deposits	$269,278	$228	0.34	$273,476	$237	0.35	$276,339	$476	0.69
Securitized debt obligations	12,420	29	0.93	10,890	28	1.03	15,032	43	1.14
Senior and subordinated notes	24,241	116	1.91	25,487	122	1.92	28,497	132	1.86
Other borrowings and liabilities	2,357	9	1.49	2,198	9	1.67	2,119	9	1.77
Total interest-bearing liabilities	$308,296	$382	0.49	$312,051	$396	0.50	$321,987	$660	0.82
Net interest income/spread		$6,156	6.25		$5,743	5.79		$5,555	5.53
Impact of non-interest-bearing funding			0.10			0.10			0.15
Net interest margin			6.35%			5.89%			5.68%

	Nine Months Ended September 30,
	2021			2020
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$252,113	$17,812	9.42%	$256,165	$18,120	9.43%
Investment securities	99,059	1,078	1.45	83,724	1,455	2.32
Cash equivalents and other	37,648	48	0.17	35,152	67	0.25
Total interest-earning assets	$388,820	$18,938	6.49	$375,041	$19,642	6.98
Interest-bearing liabilities:
Interest-bearing deposits	$272,022	$734	0.36	$259,631	$1,818	0.93
Securitized debt obligations	11,851	89	1.00	16,500	198	1.60
Senior and subordinated notes	25,555	367	1.92	30,371	551	2.42
Other borrowings and liabilities	2,256	27	1.59	3,147	35	1.50
Total interest-bearing liabilities	$311,684	$1,217	0.52	$309,649	$2,602	1.12
Net interest income/spread		$17,721	5.97		$17,040	5.86
Impact of non-interest-bearing funding			0.11			0.20
Net interest margin			6.08%			6.06%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2021 Q3 vs.		Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021	2020	2021	2020	2021 vs. 2020
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card(2)	$99,258	$95,309	$91,099	$98,504	$95,541	4%	4%	$99,258	$95,541	4%
International card businesses(3)	5,772	5,708	8,028	8,452	8,100	1	(29)	5,772	8,100	(29)
Total credit card	105,030	101,017	99,127	106,956	103,641	4	1	105,030	103,641	1
Consumer banking:
Auto	74,716	71,713	67,059	65,762	65,394	4	14	74,716	65,394	14
Retail banking	2,396	3,046	3,143	3,126	3,294	(21)	(27)	2,396	3,294	(27)
Total consumer banking	77,112	74,759	70,202	68,888	68,688	3	12	77,112	68,688	12
Commercial banking:
Commercial and multifamily real estate(4)	33,096	29,616	30,008	30,681	31,197	12	6	33,096	31,197	6
Commercial and industrial	46,152	44,205	43,794	45,099	44,697	4	3	46,152	44,697	3
Total commercial banking	79,248	73,821	73,802	75,780	75,894	7	4	79,248	75,894	4
Total loans held for investment	$261,390	$249,597	$243,131	$251,624	$248,223	5	5	$261,390	$248,223	5
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$96,309	$91,535	$92,594	$95,453	$97,306	5%	(1)%	$93,493	$103,980	(10)%
International card businesses	5,737	8,139	7,940	8,108	8,061	(30)	(29)	7,264	8,292	(12)
Total credit card	102,046	99,674	100,534	103,561	105,367	2	(3)	100,757	112,272	(10)
Consumer banking:
Auto	73,296	69,543	66,185	65,590	64,476	5	14	69,700	62,434	12
Retail banking	2,700	3,162	3,049	3,218	3,346	(15)	(19)	2,969	3,023	(2)
Total consumer banking	75,996	72,705	69,234	68,808	67,822	5	12	72,669	65,457	11
Commercial banking:
Commercial and multifamily real estate	30,314	30,124	29,856	30,825	30,918	1	(2)	30,100	31,239	(4)
Commercial and industrial	44,745	43,960	44,313	44,495	45,404	2	(1)	44,341	46,264	(4)
Total commercial banking	75,059	74,084	74,169	75,320	76,322	1	(2)	74,441	77,503	(4)
Total average loans held for investment	$253,101	$246,463	$243,937	$247,689	$249,511	3	1	$247,867	$255,232	(3)

						2021 Q3 vs.				Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021		2020		2021	2020	2021 vs. 2020
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	1.36%	2.28%	2.54%	2.69%	3.64%	(92)	bps	(228)	bps	2.05%	4.31%	(226)	bps
International card businesses	2.72	2.41	2.30	1.86	2.89	31		(17)		2.45	3.71	(126)
Total credit card	1.43	2.29	2.52	2.63	3.58	(86)		(215)		2.08	4.26	(218)
Consumer banking:
Auto	0.18	(0.12)	0.47	0.47	0.23	30		(5)		0.17	0.95	(78)
Retail banking	2.45	1.41	1.68	1.88	1.38	104		107		1.82	1.80	2
Total consumer banking	0.27	(0.06)	0.52	0.53	0.28	33		(1)		0.24	0.99	(75)
Commercial banking:
Commercial and multifamily real estate	0.01	0.04	0.06	0.02	0.41	(3)		(40)		0.04	0.17	(13)
Commercial and industrial	0.07	(0.21)	0.11	0.74	0.45	28		(38)		(0.01)	0.73	(74)
Total commercial banking	0.05	(0.11)	0.09	0.45	0.43	16		(38)		0.01	0.50	(49)
Total net charge-offs	0.67	0.88	1.21	1.38	1.72	(21)		(105)		0.92	2.28	(136)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	1.93%	1.68%	2.24%	2.42%	2.21%	25	bps	(28)	bps	1.93%	2.21%	(28)	bps
International card businesses	3.27	2.89	2.51	2.61	2.15	38		112		3.27	2.15	112
Total credit card	2.00	1.75	2.26	2.44	2.20	25		(20)		2.00	2.20	(20)
Consumer banking:
Auto	3.65	3.26	3.12	4.78	3.76	39		(11)		3.65	3.76	(11)
Retail banking	1.15	0.79	1.02	1.32	0.83	36		32		1.15	0.83	32
Total consumer banking	3.58	3.16	3.03	4.62	3.62	42		(4)		3.58	3.62	(4)
Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
International card businesses	0.16%	0.20%	0.17%	0.24%	0.25%	(4)	bps	(9)	bps	0.16%	0.25%	(9)	bps
Total credit card	0.01	0.01	0.01	0.02	0.02	—		(1)		0.01	0.02	(1)
Consumer banking:
Auto	0.36	0.29	0.29	0.45	0.36	7		—		0.36	0.36	—
Retail banking	2.20	1.75	1.16	0.96	0.77	45		143		2.20	0.77	143
Total consumer banking	0.42	0.35	0.33	0.47	0.38	7		4		0.42	0.38	4
Commercial banking:
Commercial and multifamily real estate	0.87	1.02	0.78	0.65	0.58	(15)		29		0.87	0.58	29
Commercial and industrial	0.68	1.03	1.02	1.00	1.31	(35)		(63)		0.68	1.31	(63)
Total commercial banking	0.76	1.03	0.92	0.86	1.01	(27)		(25)		0.76	1.01	(25)
Total nonperforming loans	0.35	0.41	0.38	0.40	0.42	(6)		(7)		0.35	0.42	(7)
Total nonperforming assets	0.37	0.43	0.40	0.41	0.44	(6)		(7)		0.37	0.44	(7)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2021	$8,489	$384	$8,873	$2,122	$81	$2,203	$1,270	$12,346
Charge-offs	(658)	(77)	(735)	(244)	(20)	(264)	(20)	(1,019)
Recoveries	331	38	369	210	3	213	11	593
Net charge-offs	(327)	(39)	(366)	(34)	(17)	(51)	(9)	(426)
Provision (benefit) for credit losses	(200)	2	(198)	(100)	9	(91)	(55)	(344)
Allowance build (release) for credit losses	(527)	(37)	(564)	(134)	(8)	(142)	(64)	(770)
Other changes(7)	6	(9)	(3)	—	—	—	—	(3)
Balance as of September 30, 2021	7,968	338	8,306	1,988	73	2,061	1,206	11,573
Reserve for unfunded lending commitments:
Balance as of June 30, 2021	—	—	—	—	—	—	164	164
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	2	2
Balance as of September 30, 2021	—	—	—	—	—	—	166	166
Combined allowance and reserve as of September 30, 2021	$7,968	$338	$8,306	$1,988	$73	$2,061	$1,372	$11,739

	Nine Months Ended September 30, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2020	$10,650	$541	$11,191	$2,615	$100	$2,715	$1,658	$15,564
Charge-offs	(2,436)	(259)	(2,695)	(813)	(53)	(866)	(47)	(3,608)
Recoveries	1,000	125	1,125	723	12	735	41	1,901
Net charge-offs	(1,436)	(134)	(1,570)	(90)	(41)	(131)	(6)	(1,707)
Provision (benefit) for credit losses	(1,252)	(73)	(1,325)	(537)	14	(523)	(446)	(2,294)
Allowance build (release) for credit losses	(2,688)	(207)	(2,895)	(627)	(27)	(654)	(452)	(4,001)
Other changes(7)	6	4	10	—	—	—	—	10
Balance as of September 30, 2021	7,968	338	8,306	1,988	73	2,061	1,206	11,573
Reserve for unfunded lending commitments:
Balance as of December 31, 2020	—	—	—	—	—	—	195	195
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(29)	(29)
Balance as of September 30, 2021	—	—	—	—	—	—	166	166
Combined allowance and reserve as of September 30, 2021	$7,968	$338	$8,306	$1,988	$73	$2,061	$1,372	$11,739

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2021					Nine Months Ended September 30, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$3,620	$2,159	$578	$(201)	$6,156	$10,209	$6,290	$1,558	$(336)	$17,721
Non-interest income (loss)	1,263	127	306	(22)	1,674	3,545	412	803	(164)	4,596
Total net revenue (loss)	4,883	2,286	884	(223)	7,830	13,754	6,702	2,361	(500)	22,317
Provision (benefit) for credit losses	(198)	(91)	(53)	—	(342)	(1,325)	(523)	(475)	(2)	(2,325)
Non-interest expense	2,424	1,186	459	117	4,186	6,822	3,426	1,295	349	11,892
Income (loss) from continuing operations before income taxes	2,657	1,191	478	(340)	3,986	8,257	3,799	1,541	(847)	12,750
Income tax provision (benefit)	627	282	113	(140)	882	1,952	897	364	(431)	2,782
Income (loss) from continuing operations, net of tax	$2,030	$909	$365	$(200)	$3,104	$6,305	$2,902	$1,177	$(416)	$9,968

	Three Months Ended June 30, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$3,217	$2,101	$460	$(35)	$5,743
Non-interest income (loss)	1,253	144	257	(23)	1,631
Total net revenue (loss)	4,470	2,245	717	(58)	7,374
Provision (benefit) for credit losses	(635)	(306)	(219)	—	(1,160)
Non-interest expense	2,263	1,123	417	163	3,966
Income (loss) from continuing operations before income taxes	2,842	1,428	519	(221)	4,568
Income tax provision (benefit)	672	337	123	(101)	1,031
Income (loss) from continuing operations, net of tax	$2,170	$1,091	$396	$(120)	$3,537

	Three Months Ended September 30, 2020					Nine Months Ended September 30, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$3,292	$1,904	$517	$(158)	$5,555	$10,363	$5,226	$1,526	$(75)	$17,040
Non-interest income	1,013	107	237	469	1,826	2,769	330	655	392	4,146
Total net revenue	4,305	2,011	754	311	7,381	13,132	5,556	2,181	317	21,186
Provision (benefit) for credit losses	450	(43)	(74)	(2)	331	7,096	1,693	1,209	2	10,000
Non-interest expense	2,003	1,011	424	110	3,548	6,180	3,038	1,261	568	11,047
Income (loss) from continuing operations before income taxes	1,852	1,043	404	203	3,502	(144)	825	(289)	(253)	139
Income tax provision (benefit)	438	247	95	316	1,096	(34)	195	(69)	(102)	(10)
Income (loss) from continuing operations, net of tax	$1,414	$796	$309	$(113)	$2,406	$(110)	$630	$(220)	$(151)	$149

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2021 Q3 vs.				Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2021	2020	2020
Credit Card
Earnings:
Net interest income	$3,620	$3,217	$3,372	$3,413	$3,292	13%		10%		$10,209	$10,363	(1)%
Non-interest income	1,263	1,253	1,029	1,054	1,013	1		25		3,545	2,769	28
Total net revenue	4,883	4,470	4,401	4,467	4,305	9		13		13,754	13,132	5
Provision (benefit) for credit losses	(198)	(635)	(492)	231	450	(69)		**		(1,325)	7,096	**
Non-interest expense	2,424	2,263	2,135	2,311	2,003	7		21		6,822	6,180	10
Income (loss) from continuing operations before income taxes	2,657	2,842	2,758	1,925	1,852	(7)		43		8,257	(144)	**
Income tax provision (benefit)	627	672	653	454	438	(7)		43		1,952	(34)	**
Income (loss) from continuing operations, net of tax	$2,030	$2,170	$2,105	$1,471	$1,414	(6)		44		$6,305	$(110)	**
Selected performance metrics:
Period-end loans held for investment(2)(3)	$105,030	$101,017	$99,127	$106,956	$103,641	4		1		$105,030	$103,641	1
Average loans held for investment	102,046	99,674	100,534	103,561	105,367	2		(3)		100,757	112,272	(10)
Average yield on loans outstanding(9)	14.88%	14.04%	14.49%	14.24%	13.83%	84	bps	105	bps	14.47%	14.03%	44	bps
Total net revenue margin(10)	18.33	17.59	17.17	16.92	16.34	74		199		17.70	15.59	211
Net charge-off rate	1.43	2.29	2.52	2.63	3.58	(86)		(215)		2.08	4.26	(218)
30+ day performing delinquency rate	2.00	1.75	2.26	2.44	2.20	25		(20)		2.00	2.20	(20)
30+ day delinquency rate	2.00	1.75	2.27	2.45	2.21	25		(21)		2.00	2.21	(21)
Nonperforming loan rate(5)	0.01	0.01	0.01	0.02	0.02	—		(1)		0.01	0.02	(1)
Purchase volume(11)	$136,614	$132,676	$108,333	$117,141	$107,102	3%		28%		$377,623	$297,171	27%

						2021 Q3 vs.				Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2021	2020	2020
Domestic Card
Earnings:
Net interest income	$3,319	$2,944	$3,095	$3,129	$2,995	13%		11%		$9,358	$9,470	(1)%
Non-interest income	1,200	1,183	959	994	952	1		26		3,342	2,589	29
Total net revenue	4,519	4,127	4,054	4,123	3,947	9		14		12,700	12,059	5
Provision (benefit) for credit losses	(200)	(561)	(491)	231	378	(64)		**		(1,252)	6,748	**
Non-interest expense	2,191	2,034	1,923	2,063	1,802	8		22		6,148	5,562	11
Income (loss) from continuing operations before income taxes	2,528	2,654	2,622	1,829	1,767	(5)		43		7,804	(251)	**
Income tax provision (benefit)	597	626	619	433	419	(5)		42		1,842	(59)	**
Income (loss) from continuing operations, net of tax	$1,931	$2,028	$2,003	$1,396	$1,348	(5)		43		$5,962	$(192)	**
Selected performance metrics:
Period-end loans held for investment(2)	$99,258	$95,309	$91,099	$98,504	$95,541	4		4		$99,258	$95,541	4
Average loans held for investment	96,309	91,535	92,594	95,453	97,306	5		(1)		93,493	103,980	(10)
Average yield on loans outstanding(9)	14.80%	13.91%	14.34%	14.07%	13.57%	89	bps	123	bps	14.36%	13.82%	54	bps
Total net revenue margin(10)	18.40	17.66	17.15	16.91	16.22	74		218		17.74	15.46	228
Net charge-off rate	1.36	2.28	2.54	2.69	3.64	(92)		(228)		2.05	4.31	(226)
30+ day performing delinquency rate	1.93	1.68	2.24	2.42	2.21	25		(28)		1.93	2.21	(28)
Purchase volume(11)	$126,057	$122,456	$99,960	$107,572	$98,107	3%		28%		$348,472	$273,215	28%
Refreshed FICO scores:(12)
Greater than 660	71%	72%	70%	69%	69%	(1)		2		71%	69%	2
660 or below	29	28	30	31	31	1		(2)		29	31	(2)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2021 Q3 vs.				Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2021	2020	2020
Consumer Banking
Earnings:
Net interest income	$2,159	$2,101	$2,030	$2,012	$1,904	3%		13%		$6,290	$5,226	20%
Non-interest income	127	144	141	136	107	(12)		19		412	330	25
Total net revenue	2,286	2,245	2,171	2,148	2,011	2		14		6,702	5,556	21
Provision (benefit) for credit losses	(91)	(306)	(126)	60	(43)	(70)		112		(523)	1,693	**
Non-interest expense	1,186	1,123	1,117	1,121	1,011	6		17		3,426	3,038	13
Income from continuing operations before income taxes	1,191	1,428	1,180	967	1,043	(17)		14		3,799	825	**
Income tax provision	282	337	278	230	247	(16)		14		897	195	**
Income from continuing operations, net of tax	$909	$1,091	$902	$737	$796	(17)		14		$2,902	$630	**
Selected performance metrics:
Period-end loans held for investment	$77,112	$74,759	$70,202	$68,888	$68,688	3		12		$77,112	$68,688	12
Average loans held for investment	75,996	72,705	69,234	68,808	67,822	5		12		72,669	65,457	11
Average yield on loans held for investment(9)	7.78%	7.99%	8.16%	8.28%	8.36%	(21)	bps	(58)	bps	7.97%	8.41%	(44)	bps
Auto loan originations	$11,570	$12,959	$8,833	$7,371	$8,979	(11)%		29%		$33,362	$24,910	34%
Period-end deposits	252,387	251,155	254,001	249,815	249,684	—		1		252,387	249,684	1
Average deposits	251,307	252,488	249,499	249,419	248,418	—		1		251,105	231,988	8
Average deposits interest rate	0.30%	0.31%	0.36%	0.47%	0.66%	(1)	bps	(36)	bps	0.32%	0.86%	(54)	bps
Net charge-off (recovery) rate	0.27	(0.06)	0.52	0.53	0.28	33		(1)		0.24	0.99	(75)
30+ day performing delinquency rate	3.58	3.16	3.03	4.62	3.62	42		(4)		3.58	3.62	(4)
30+ day delinquency rate	3.88	3.40	3.25	5.00	3.90	48		(2)		3.88	3.90	(2)
Nonperforming loan rate(5)	0.42	0.35	0.33	0.47	0.38	7		4		0.42	0.38	4
Nonperforming asset rate(6)	0.47	0.40	0.39	0.54	0.43	7		4		0.47	0.43	4
Auto—At origination FICO scores:(13)
Greater than 660	49%	48%	47%	46%	46%	1%		3%		49%	46%	3%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	31	32	33	34	34	(1)		(3)		31	34	(3)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2021 Q3 vs.				Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2021	2020	2020
Commercial Banking
Earnings:
Net interest income	$578	$460	$520	$522	$517	26%		12%		$1,558	$1,526	2%
Non-interest income	306	257	240	268	237	19		29		803	655	23
Total net revenue(8)	884	717	760	790	754	23		17		2,361	2,181	8
Provision (benefit) for credit losses	(53)	(219)	(203)	(28)	(74)	(76)		(28)		(475)	1,209	**
Non-interest expense	459	417	419	445	424	10		8		1,295	1,261	3
Income (loss) from continuing operations before income taxes	478	519	544	373	404	(8)		18		1,541	(289)	**
Income tax provision (benefit)	113	123	128	88	95	(8)		19		364	(69)	**
Income (loss) from continuing operations, net of tax	$365	$396	$416	$285	$309	(8)		18		$1,177	$(220)	**
Selected performance metrics:
Period-end loans held for investment(4)	$79,248	$73,821	$73,802	$75,780	$75,894	7		4		$79,248	$75,894	4
Average loans held for investment	75,059	74,084	74,169	75,320	76,322	1		(2)		74,441	77,503	(4)
Average yield on loans held for investment(8)(9)	2.77%	2.72%	2.76%	2.83%	2.82%	5	bps	(5)	bps	2.75%	3.23%	(48)	bps
Period-end deposits	$43,347	$42,973	$41,552	$39,590	$36,783	1%		18%		$43,347	$36,783	18%
Average deposits	42,729	42,311	40,107	38,676	36,278	1		18		41,725	34,391	21
Average deposits interest rate	0.15%	0.14%	0.18%	0.23%	0.25%	1	bps	(10)	bps	0.15%	0.47%	(32)	bps
Net charge-off (recovery) rate	0.05	(0.11)	0.09	0.45	0.43	16		(38)		0.01	0.50	(49)
Nonperforming loan rate(5)	0.76	1.03	0.92	0.86	1.01	(27)		(25)		0.76	1.01	(25)
Nonperforming asset rate(6)	0.76	1.03	0.92	0.86	1.01	(27)		(25)		0.76	1.01	(25)
Risk category:(14)
Noncriticized	$73,218	$67,481	$66,299	$67,964	$68,533	9%		7%		$73,218	$68,533	7%
Criticized performing	5,429	5,581	6,821	7,166	6,593	(3)		(18)		5,429	6,593	(18)
Criticized nonperforming	601	759	682	650	768	(21)		(22)		601	768	(22)
Total commercial banking loans	$79,248	$73,821	$73,802	$75,780	$75,894	7		4		$79,248	$75,894	4
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	92.3%	91.4%	89.9%	89.6%	90.3%	90	bps	200	bps	92.3%	90.3%	200	bps
Criticized performing	6.9	7.6	9.2	9.5	8.7	(70)		(180)		6.9	8.7	(180)
Criticized nonperforming	0.8	1.0	0.9	0.9	1.0	(20)		(20)		0.8	1.0	(20)
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2021 Q3 vs.		Nine Months Ended September 30,
	2021	2021	2021	2020	2020	2021	2020			2021 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2021	2020	2020
Other
Earnings:
Net interest income (loss)	$(201)	$(35)	$(100)	$(74)	$(158)	**	27%	$(336)	$(75)	**
Non-interest income (loss)	(22)	(23)	(119)	6	469	(4)%	**	(164)	392	**
Total net revenue (loss)(8)	(223)	(58)	(219)	(68)	311	**	**	(500)	317	**
Provision (benefit) for credit losses	—	—	(2)	1	(2)	—	**	(2)	2	**
Non-interest expense(15)	117	163	69	132	110	(28)	6	349	568	(39)%
Income (loss) from continuing operations before income taxes	(340)	(221)	(286)	(201)	203	54	**	(847)	(253)	**
Income tax provision (benefit)	(140)	(101)	(190)	(276)	316	39	**	(431)	(102)	**
Income (loss) from continuing operations, net of tax	$(200)	$(120)	$(96)	$75	$(113)	67	77	$(416)	$(151)	175
Selected performance metrics:
Period-end deposits	$10,204	$12,180	$14,775	$16,037	$19,258	(16)	(47)	$10,204	$19,258	(47)
Average deposits	10,999	13,418	15,450	16,418	20,820	(18)	(47)	13,272	19,863	(33)
Total
Earnings:
Net interest income	$6,156	$5,743	$5,822	$5,873	$5,555	7%	11%	$17,721	$17,040	4%
Non-interest income	1,674	1,631	1,291	1,464	1,826	3	(8)	4,596	4,146	11
Total net revenue	7,830	7,374	7,113	7,337	7,381	6	6	22,317	21,186	5
Provision (benefit) for credit losses	(342)	(1,160)	(823)	264	331	(71)	**	(2,325)	10,000	**
Non-interest expense	4,186	3,966	3,740	4,009	3,548	6	18	11,892	11,047	8
Income from continuing operations before income taxes	3,986	4,568	4,196	3,064	3,502	(13)	14	12,750	139	**
Income tax provision (benefit)	882	1,031	869	496	1,096	(14)	(20)	2,782	(10)	**
Income from continuing operations, net of tax	$3,104	$3,537	$3,327	$2,568	$2,406	(12)	29	$9,968	$149	**
Selected performance metrics:
Period-end loans held for investment	$261,390	$249,597	$243,131	$251,624	$248,223	5	5	$261,390	$248,223	5
Average loans held for investment	253,101	246,463	243,937	247,689	249,511	3	1	247,867	255,232	(3)
Period-end deposits	305,938	306,308	310,328	305,442	305,725	—	—	305,938	305,725	—
Average deposits	305,035	308,217	305,056	304,513	305,516	(1)	—	306,102	286,242	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Includes a catch-up in amortization expense related to prepayment activity on certain securities that reduced yield by 20 basis points for the three months ended September 30, 2021.
(2)We reclassified $2.1 billion in partnership loans to held for sale as of September 30, 2020.
(3)We reclassified $2.6 billion in international partnership loans to held for sale as of June 30, 2021.
(4)We reclassified $1.5 billion in commercial loans to held for sale as of June 30, 2021.
(5)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(6)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(7)Primarily represents foreign currency translation adjustments.
(8)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(9)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing.
(10)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(11)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(12)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(13)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Regulatory Capital Metrics
Common equity excluding AOCI	$58,705	$58,969	$57,607	$55,299	$52,839
Adjustments:
AOCI, net of tax(2)	(33)	(5)	(13)	(29)	(122)
Goodwill, net of related deferred tax liabilities	(14,435)	(14,440)	(14,444)	(14,448)	(14,448)
Intangible assets, net of related deferred tax liabilities	(84)	(76)	(81)	(86)	(95)
Other	(15)	(16)	(18)	—	—
Common equity Tier 1 capital	$44,138	$44,432	$43,051	$40,736	$38,174
Tier 1 capital	$50,049	$50,920	$47,898	$45,583	$43,505
Total capital(3)	57,851	57,932	54,780	52,788	50,955
Risk-weighted assets	318,727	307,334	295,209	297,903	293,852
Adjusted average assets(4)	411,216	411,032	408,596	406,762	409,602
Capital Ratios
Common equity Tier 1 capital(5)	13.8%	14.5%	14.6%	13.7%	13.0%
Tier 1 capital(6)	15.7	16.6	16.2	15.3	14.8
Total capital(7)	18.2	18.8	18.6	17.7	17.3
Tier 1 leverage(4)	12.2	12.4	11.7	11.2	10.6
Tangible common equity (“TCE”)(8)	10.4	10.6	10.1	10.0	9.4

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021			2020			Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q3	Q2	Q1	2021	2020
Adjusted diluted EPS:
Net income (loss) available to common stockholders (GAAP)	$2,987	$3,446	$3,236	$2,319	$(1,009)	$(1,420)	$9,669	$(91)
Legal reserve activity, including insurance recoveries	45	55	—	40	265	45	100	350
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	—	—	—	(36)	—	—	—	(36)
Cybersecurity Incident expenses, net of insurance	—	—	—	6	11	4	—	21
Adjusted net income (loss) available to common stockholders before income tax impacts (non-GAAP)	3,032	3,501	3,236	2,329	(733)	(1,371)	9,769	244
Income tax impacts	(11)	(13)	—	(12)	(3)	(12)	(24)	(27)
Adjusted net income (loss) available to common stockholders (non-GAAP)	$3,021	$3,488	$3,236	$2,317	$(736)	$(1,383)	$9,745	$217

Diluted weighted-average common shares outstanding (in millions) (GAAP)	440.5	452.3	460.1	458.5	456.7	457.6	450.9	457.4

Diluted EPS (GAAP)	$6.78	$7.62	$7.03	$5.06	$(2.21)	$(3.10)	$21.44	$(0.20)
Impact of adjustments noted above	0.08	0.09	—	(0.01)	0.60	0.08	0.17	0.67
Adjusted diluted EPS (non-GAAP)	$6.86	$7.71	$7.03	$5.05	$(1.61)	$(3.02)	$21.61	$0.47

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,186	$3,966	$3,740	$3,548	$3,770	$3,729	$11,892	$11,047
Legal reserve activity, including insurance recoveries	(45)	(55)	—	(40)	(265)	(45)	(100)	(350)
Cybersecurity Incident expenses, net of insurance	—	—	—	(6)	(11)	(4)	—	(21)
Adjusted non-interest expense (non-GAAP)	$4,141	$3,911	$3,740	$3,502	$3,494	$3,680	$11,792	$10,676

Total net revenue (GAAP)	$7,830	$7,374	$7,113	$7,381	$6,556	$7,249	$22,317	$21,186
U.K. PPI Reserve	—	—	—	(36)	—	—	—	(36)
Adjusted net revenue (non-GAAP)	$7,830	$7,374	$7,113	$7,345	$6,556	$7,249	$22,317	$21,150

Efficiency ratio (GAAP)	53.46%	53.78%	52.58%	48.07%	57.50%	51.44%	53.29%	52.14%
Impact of adjustments noted above	(57)bps	(74)bps	—bps	(39)bps	(421)bps	(67)bps	(45)bps	(166)bps
Adjusted efficiency ratio (non-GAAP)	52.89%	53.04%	52.58%	47.68%	53.29%	50.77%	52.84%	50.48%

	2021			2020			Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q3	Q2	Q1	2021	2020
Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,435	$3,346	$3,239	$3,265	$3,497	$3,238	$10,020	$10,000
Legal reserve activity, including insurance recoveries	(45)	(55)	—	(40)	(265)	(45)	(100)	(350)
Cybersecurity Incident expenses, net of insurance	—	—	—	(6)	(11)	(4)	—	(21)
Adjusted operating expense (non-GAAP)	$3,390	$3,291	$3,239	$3,219	$3,221	$3,189	$9,920	$9,629

Total net revenue (GAAP)	$7,830	$7,374	$7,113	$7,381	$6,556	$7,249	$22,317	$21,186
U.K. PPI Reserve	—	—	—	(36)	—	—	—	(36)
Adjusted net revenue (non-GAAP)	$7,830	$7,374	$7,113	$7,345	$6,556	$7,249	$22,317	$21,150

Operating efficiency ratio (GAAP)	43.87%	45.38%	45.54%	44.24%	53.34%	44.67%	44.90%	47.20%
Impact of adjustments noted above	(57)bps	(75)bps	—bps	(41)bps	(421)bps	(68)bps	(45)bps	(167)bps
Adjusted operating efficiency ratio (non-GAAP)	43.30%	44.63%	45.54%	43.83%	49.13%	43.99%	44.45%	45.53%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021	2021	2021	2020	2020
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$63,544	$64,624	$61,188	$60,204	$58,424
Goodwill and intangible assets(9)	(14,766)	(14,774)	(14,789)	(14,809)	(14,825)
Noncumulative perpetual preferred stock	(5,912)	(6,488)	(4,847)	(4,847)	(5,330)
Tangible common equity	$42,866	$43,362	$41,552	$40,548	$38,269
Tangible Common Equity (Average)
Stockholders’ equity	$64,682	$62,376	$60,623	$59,389	$57,223
Goodwill and intangible assets(9)	(14,777)	(14,788)	(14,807)	(14,824)	(14,867)
Noncumulative perpetual preferred stock	(6,452)	(5,491)	(4,847)	(5,168)	(5,228)
Tangible common equity	$43,453	$42,097	$40,969	$39,397	$37,128
Tangible Assets (Period-End)
Total assets	$425,377	$423,420	$425,175	$421,602	$421,883
Goodwill and intangible assets(9)	(14,766)	(14,774)	(14,789)	(14,809)	(14,825)
Tangible assets	$410,611	$408,646	$410,386	$406,793	$407,058
Tangible Assets (Average)
Total assets	$424,506	$424,099	$421,808	$420,011	$422,854
Goodwill and intangible assets(9)	(14,777)	(14,788)	(14,807)	(14,824)	(14,867)
Tangible assets	$409,729	$409,311	$407,001	$405,187	$407,987
__________
(1)Regulatory capital metrics and capital ratios as of September 30, 2021 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.